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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - March 4, 2005

                         Commission File Number 0-23320

                               OLYMPIC STEEL, INC.
             (Exact name of registrant as specified in its charter)


                   Ohio                                   34-1245650
     -------------------------------             ---------------------------
     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                Identification Number)

   5096 Richmond Road, Bedford Heights, Ohio                44146
   -----------------------------------------     ---------------------------
    (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code (216) 292-3800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER INFORMATION

On March 4, 2005, Heber MacWilliams, the Company's Chief Information Officer, and Richard A. Manson, the Company's Treasurer, entered into non-solicit agreements in the same form as the attached agreement (Exhibit 10.15).


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 OLYMPIC STEEL, INC.

Date: March 4, 2005                         By:  /s/ RICHARD T. MARABITO
                                                 -------------------------------
                                                 Richard T. Marabito
                                                 Chief Financial Officer
                                                 (Principal Accounting Officer)


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                                  EXHIBIT INDEX

10.15      Non-Solicit Agreement


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